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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☒ Definitive Proxy Statement
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Superior Consultant Holdings Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
VOTING OF SHARES
MEETINGS OF THE BOARD OF DIRECTORS, BOARD COMMITTEES AND COMMITTEE COMPOSITION
AUDIT COMMITTEE REPORT
ITEM NO. 1 — ELECTION OF DIRECTORS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCKHOLDER RETURN PERFORMANCE GRAPH
EQUITY COMPENSATION PLAN INFORMATION
MANAGEMENT COMPENSATION
OTHER MATTERS TO COME BEFORE THE MEETING
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL HOLDERS
SECTION 16(a) BENEFICIAL OWNER REPORTING COMPLIANCE
STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS
STOCKHOLDER PROPOSALS FOR THE 2005 PROXY STATEMENT
PROCEDURE FOR RECOMMENDATION AND NOMINATION OF DIRECTORS
CORPORATE GOVERNANCE MATERIALS
VOTING PROCEDURES
INDEPENDENT PUBLIC ACCOUNTANTS
OTHER INFORMATION
SOLICITATION OF PROXIES
EXHIBIT A — AUDIT COMMITTEE CHARTER
FORM OF PROXY CARD

SUPERIOR CONSULTANT HOLDINGS CORPORATION
17570 West Twelve Mile Road
Southfield, Michigan 48076

June 10, 2004

Dear Stockholder:

     It is my pleasure to invite you to attend the 2004 Annual Meeting of Stockholders of Superior Consultant Holdings Corporation. The meeting will be held at 9:00 a.m. local time on Tuesday, July 27, 2004, at the Westin Southfield-Detroit Hotel, 1500 Town Center, Southfield, Michigan 48075.

     The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the items of business which will be discussed during the meeting. It is important that you vote your shares whether or not you expect to attend the meeting. To be sure your vote is counted, we urge you to carefully review the Proxy Statement and to vote your choices. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. If you attend the meeting and wish to vote in person, the ballot that you submit at the meeting will take the place of your proxy.

     I look forward to seeing you at the meeting. On behalf of the management and directors of Superior Consultant Holdings Corporation, I want to thank you for your continued support and confidence in the Company.

Sincerely,

Richard D. Helppie, Jr.
Chief Executive Officer and Director

SUPERIOR CONSULTANT HOLDINGS CORPORATION
17570 West Twelve Mile Road
Southfield, Michigan 48076

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 27, 2004

To the Stockholders of Superior Consultant Holdings Corporation:

     We will hold our Annual Meeting of Stockholders of Superior Consultant Holdings Corporation, a Delaware corporation (the “Company”), at the Westin Southfield-Detroit Hotel, 1500 Town Center, Southfield, Michigan 48075 on Tuesday, July 27, 2004, at 9:00 a.m. local time for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	To elect two directors to the Board of Directors of the Company, each to serve for a term of three years; and

2.	To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record of the Company’s common stock, par value $0.01 per share, at the close of business on May 31, 2004, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting, as more fully described in the Proxy Statement. For ten days prior to the meeting, we will keep a list of stockholders entitled to vote at the meeting with the address of and number of shares held by each on file (i) at the offices of the Company at 17570 West Twelve Mile Road, Southfield, Michigan 48076, (ii) at the offices of the Company’s transfer agent, Computershare Investor Services, LLC, 7550 Lucerne Drive, Suite 103, Cleveland, Ohio 44130 and (iii) at the meeting place at the Westin Southfield-Detroit Hotel, 1500 Town Center, Southfield, Michigan 48075. Any stockholder may inspect this list at any time during usual business hours. We will also make the list available for inspection by any stockholder during the meeting.

     We urge stockholders who cannot attend the meeting to sign, date and otherwise complete the enclosed proxy card and return it promptly in the envelope provided. Any stockholder giving a proxy has the right to revoke it at any time before it is voted.

     The annual report of the Company for the fiscal year ended December 31, 2003, is being mailed to all stockholders of record and accompanies this Proxy Statement.

For the Board of Directors,

SUSAN M. SYNOR
Secretary
Southfield, Michigan
June 10, 2004

YOUR VOTE IS IMPORTANT.
PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY,
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

SUPERIOR CONSULTANT HOLDINGS CORPORATION
17570 West Twelve Mile Road
Southfield, Michigan 48076

PROXY STATEMENT

     The following information is provided in connection with the solicitation of proxies for the 2004 Annual Meeting of Stockholders of Superior Consultant Holdings Corporation, a Delaware corporation (the “Company” or “Superior”(1)), to be held on July 27, 2004, and any adjournments thereof (the “Annual Meeting”), for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement.

VOTING OF SHARES

     This Proxy Statement and the accompanying proxy card are being mailed to stockholders beginning on or about June 10, 2004, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the “Board”) for the Annual Meeting.

     Each share of Superior’s common stock, par value $0.01 per share (the “Common Stock”), represented at the Annual Meeting is entitled to one vote on each matter properly brought before the Annual Meeting. Please specify your choices by marking the appropriate boxes on the enclosed proxy card and signing it. Directors are elected by a plurality of the votes cast by the shares entitled to vote at a meeting at which a quorum is present. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the meeting. Any other matters that may be submitted at the meeting shall be determined by a majority of the votes cast. Shares represented by proxies that are marked “withhold authority” with respect to the election of one or more nominees for election as directors and proxies which are marked to deny discretionary authority on other matters will not be counted in determining whether the requisite affirmative vote was obtained in such matters. If no directions are given and the signed card is returned, the persons named in the proxy card will vote the shares for the election of all listed nominees, and at their discretion on any other matter that may properly come before the meeting in accordance with their best judgment. If a broker or other nominee holding shares for a beneficial owner does not vote on a proposal (broker non-votes), the shares will not be counted in determining the number of votes cast. Stockholders voting by proxy may revoke that proxy at any time before it is voted at the meeting by delivering to us a proxy bearing a later date, by written revocation or by attending in person and casting a ballot.

     YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MARKED AND SIGNED PROXY CARD PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

     Proxies are solicited to give all stockholders of record on May 31, 2004 (the “Record Date”) an opportunity to vote on matters to be presented at the Annual Meeting. Shares can be voted at the meeting only if the stockholder is present or represented by proxy. As of April 27, 2004, 10,368,849 shares of Common Stock were issued and outstanding, excluding treasury shares.

(1)	Unless the context otherwise indicates, all references to “Superior” or the “Company” include the Company’s principal operating subsidiary, Superior Consultant Company, Inc.

MEETINGS OF THE BOARD OF DIRECTORS,
BOARD COMMITTEES AND COMMITTEE COMPOSITION

General

     The business affairs of Superior are managed under the direction of the Board and its various committees. Members of the Board are kept informed through various reports and documents sent to them on a regular basis, through operating and financial reports routinely presented at Board and committee meetings by the Chief Executive Officer, Chief Financial Officer and other officers, and through other means.

     During 2003, the Board held four regularly scheduled meetings, four special telephonic meetings and acted by unanimous written consent on three additional occasions.

     We encourage all of our directors to attend each annual meeting of stockholders. Seven of our directors attended the annual meeting of stockholders held on July 24, 2003.

     Biographical information on the director nominees and the directors serving unexpired terms is set forth herein under the caption “Item No. 1 — Election of Directors.”

Committees

     The Board from time to time forms committees to assist the Board in carrying out its duties. Three of the current committees are the Audit Committee, the Compensation Committee and the Nominating Committee. The Board formed the Audit Committee and the Compensation Committee in October 1996 and the Nominating Committee in February 1998.

     Nominating Committee

     The Nominating Committee currently has three members, Reginald M. Ballantyne III, Douglas S. Peters and John L. Silverman, its Chairperson. Each member of the Nominating Committee is an “independent director,” as such term is defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules. This Committee has a written charter, which is available to stockholders on our website (www.superiorconsultant.com).

     The Nominating Committee is responsible for developing qualification criteria for directors, seeking, interviewing and screening individuals qualified to become directors and recommending nominee candidates to the Board each year for election at the annual meeting of stockholders or to fill vacancies on the Board. The Nominating Committee has the authority to engage separate counsel and other outside consultants to assist it in carrying out its duties. A stockholder may recommend persons as potential nominees for director by complying with the procedures summarized on page 16 and the Nominating Committee is responsible for considering all recommendations for director nominees made by stockholders.

     The Nominating Committee considers a number of factors when considering a director candidate, including, among other factors the Nominating Committee deems relevant, experience in our industry, experience as an officer or director of a publicly held company or similar administrative experience, academic expertise in fields relative to our business and whether the director candidate meets the independence requirements of the Nasdaq Marketplace Rules. In addition, the Nominating Committee will consider the director candidate’s concern for the long-term interests of the stockholders, personal integrity and judgment, and whether the director candidate has time available to devote to Board activities.

     The Nominating Committee did not meet during 2003 because all nominations of directors for the 2003 annual meeting were initiated and approved by the full Board.

     Audit Committee

     The Audit Committee currently has three members: Mr. Silverman, Satish K. Tyagi and Douglas S. Peters, its Chairperson. Each member of the Audit Committee is an “independent director,” as such term is defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules. The Board has determined that each member at the Audit Committee is an “audit committee financial expert” under SEC rules and Nasdaq rules. The Audit Committee is directly responsible for the appointment, compensation and oversight over the work of our public accountants, oversees our accounting and financial reporting processes and the audit of our financial statements and prepares the Audit Committee Report found in this proxy statement.

     The Audit Committee has the sole authority to appoint or replace the public accountants (subject, if applicable, to stockholder ratification) and determine the funding for the public accountants. The Audit Committee approves all audit engagement fees and terms and all non-audit engagements with the public accountants. The Audit Committee is directly responsible for the oversight of the work of the public accounting firm (including resolution of disagreements between management and the public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. In addition, the Audit Committee has authority to approve all transactions between us and any officer or director or person or company affiliated with any officer or director.

     The Audit Committee Report is set forth below. The Board has adopted a written charter for the Audit Committee, which was amended and restated in February 2004 and is attached to this proxy statement as Appendix A. The Audit Committee met four times during 2003.

     Compensation Committee

     The Compensation Committee has three members, Ronald V. Aprahamian, Mr. Peters and Mr. Silverman, its Chairperson. Each member of the Audit Committee is an “independent director,” as such term is defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules. This committee monitors and makes recommendations to the Board with respect to compensation programs for directors and officers, administers compensation plans for executive officers, and provides oversight with respect to compensation and employee benefit plans. Its Report on Executive Compensation is set forth herein under the caption “Compensation Committee Report on Executive Compensation.” The Committee has responsibility for determining the nature, timing and amount of awards and grants under our Long-Term Incentive Plan to those employees subject to the requirements of Section 16(b) under the Securities Exchange Act. The Compensation Committee met three times during 2003.

Compensation of Directors

     Pursuant to the terms of the formula program of the Long-Term Incentive Plan, each of our directors who is not otherwise employed by Superior automatically will be granted an option to purchase 5,000 shares of Common Stock upon the day the director joins the Board and again thereafter on or about each anniversary of the day the director joined the Board during his or her term, for so long as he/she remains a director. The options will have an exercise price equal to the fair market value of the Common Stock as of the grant date. Of the shares subject to each option, 3,000 will be fully vested on the date of the grant, and the remaining 2,000 shares subject to the option will become fully vested on the first anniversary of the date of the grant, provided that the director/grantee shall have attended all regularly scheduled meetings of the Board and shall have participated in not less than 80% of all Board conference calls scheduled on notice of not less than 48 hours. In 2003, the Board granted a discretionary option to purchase an additional 5,000 shares of Common Stock to each non-employee director under the terms of the Long-Term Incentive Plan. These options have an exercise price equal to the fair market value of the Common Stock as of the grant date. One thousand shares subject to the option were fully vested on the date of grant, and the remaining 4,000 shares subject to the option will become fully vested on the first anniversary of the date of the grant, provided that the director shall have attended all regularly scheduled meetings of the Board and shall have participated in not less than 80% of all Board conference calls scheduled on notice of not less than 48 hours. In addition, each non-employee director receives an annual fee of $10,000 in compensation for attendance at four regularly scheduled Board meetings and for participation in special meetings of the Board and Board conference calls. Directors also receive a $5,000 annual stipend, $5,000 in additional compensation for membership on each of the Audit Committee and Compensation Committee, $1,000 compensation for membership in any other active committee and $10,000 in additional compensation for the chairperson of the Board. Directors are also reimbursed for travel expenses incurred in connection with attending board and committee meetings.

AUDIT COMMITTEE REPORT

     The Audit Committee is comprised of three independent directors and reviews our financial reporting process on behalf of the Board. The Committee operates under a written Charter adopted by the Board. A Charter for the Committee was first adopted on April 22, 1997, and amended from time to time thereafter. Most recently, the Charter was amended in February 2004. This amended and restated Charter is attached to this proxy statement as Appendix A. Management has the primary responsibility for the financial statements and the reporting process. Our independent auditors are responsible for expressing an opinion on the conformity of our financial statements with accounting principles generally accepted in the United States of America and whether our financial statements fairly present the financial position and results of operations of Superior.

     In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (“Communication with Audit Committees”). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (“Independence Discussions with Audit Committees”) and discussed with them their independence from Superior and its management.

     The following table sets forth the aggregate fees billed to us for services rendered during the years ended December 31, 2002 and 2003, by our independent auditors, Grant Thornton LLP:

	2002	2003
Audit Fees	$140,216	$153,611
Audit Related Fees	$0	$16,860
Tax Fees	$45,668	$29,500
All Other Fees	$1,071	$0

     Items included in the Audit Related Fees category principally include internal control review. Items included in the Tax Fees category principally include tax return preparation. Items included in the All Other Fees category principally include services related to general corporate matters. The Audit Committee approved 79.4% of the fees billed to us by our independent auditors for services performed in 2002 and 99.6% of the fees billed to us by our independent auditors for services performed in 2003. The Audit Committee considered whether the provision of the services described above is compatible with maintaining Grant Thornton’s independence and does not believe any impairment of independence exists.

     The Audit Committee approves all audit engagement fees and terms and all non-audit engagements with our independent auditors. The Audit Committee has established pre-approval policies and procedures of non-audit services. Non-audit services of less than $2,500 do not require pre-approval by the Audit Committee, and the Audit Committee has delegated authority to pre-approve non-audit services of greater than $2,500 but less than $7,500 to the Audit Committee’s chairman.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on SEC Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Douglas S. Peters, Chairperson
John L. Silverman
Satish K. Tyagi

ITEM NO. 1 — ELECTION OF DIRECTORS

     Pursuant to our Certificate of Incorporation the number of directors shall be not less than three (3) nor more than fifteen (15), with the actual number being set from time to time by the Board. The Board has determined that the number of directors shall currently be set at nine (9). There is currently one vacancy on the Board. The three employee directors on the Board are the Chief Executive Officer, Vice President/General Counsel and Executive Vice President. All of the non-employee directors are “independent directors,” as such term is defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules.

     The Board is divided into three classes with staggered, three-year terms so that the term of one class expires at each annual meeting of stockholders. Directors are elected by a plurality of the votes cast.

     The following nominees have been selected and approved by the Nominating Committee for submission to the stockholders: Reginald M. Ballantyne III and John L. Silverman, each to serve a three-year term expiring at the 2007 Annual Meeting. Except as otherwise specified in the proxy, proxies will be voted FOR election of these nominees.

     If a nominee becomes unable or unwilling to serve, proxies will be voted for election of such person as shall be designated by the Board; however, management knows of no reason why any nominee should be unable or unwilling to serve. Each of the nominees have consented to be named as nominees and to serve as directors if elected.

     A brief listing of each nominee and each director serving an unexpired term follows.

NOMINEES FOR ELECTION AT THIS
MEETING TO TERMS EXPIRING IN 2007:

THE BOARD RECOMMENDS A VOTE “FOR” THESE NOMINEES

     Reginald M. Ballantyne III (age 60) has served as a Director since August 1996. Mr. Ballantyne was initially appointed to our Advisory Council in 1995. He has held the position of Corporate Officer and Senior Vice President, Market Strategy and Government Affairs, for Vanguard Health Systems, Inc. since May 2001. From 1984 to 2001, he served as President of PMH Health Resources, Inc. (“PMH”), a not-for-profit, multi-unit healthcare organization whose mission was serving a large indigent and disadvantaged patient population in the Phoenix, Arizona, area. In February 2001, PMH filed a reorganization/section 363 proceeding in order to implement the sale of the business and assets of PMH to Vanguard Health Systems, Inc. Prior to serving as President of PMH, Mr. Ballantyne served as President of Phoenix Memorial Hospital. Mr. Ballantyne was elected Chairman of the American Hospital Association (“AHA”) in 1997 and served as Speaker of the AHA House of Delegates in 1998. He is a Fellow of the American College of Healthcare Executives (“ACHE”) and a recipient of the ACHE Gold Medal Award for Management Excellence. Mr. Ballantyne also served as a member of the national Board of Commissioners for the Joint Commission on Accreditation of Healthcare Organizations and as Chairman of the AHA Committee of Commissioners.

     John L. Silverman (age 62) has served as our Chairman since March 2003 and as a Director since October 1997. Mr. Silverman is currently an independent consultant to the healthcare industry. From 1995 through 1997, he served as Chief Executive Officer of AsiaCare, Inc., a southeast Asian healthcare investment company. From 1990 to August 1997, he was the Vice President and Chief Financial Officer of Chi Systems, Inc., a healthcare consulting company. Mr. Silverman is currently a director of MHM Services, Inc., and DocNet.com Inc.

DIRECTORS WHOSE TERMS CONTINUE UNTIL 2005:

     Ronald V. Aprahamian (age 57) has served as Director since October 2000. He served as our Chairman from October 2000 to March 2003. Previously, Mr. Aprahamian served as Chairman and Chief Executive Officer of Compucare, Inc. and The Compucare Company. Mr. Aprahamian has served as Chairman of the Center for Healthcare Information Management, and is a board member and investor of Sunrise Assisted Living, Inc. Mr. Aprahamian was a director of Metrocall, Inc. from May, 1995 until September, 2002.

     Richard D. Helppie, Jr. (age 48) has served as our Chief Executive Officer since he founded Superior in 1984. He also served as our President from May 1984 to January 1999, and as Chairman from May 1984 to October 2000. Mr. Helppie also currently serves as a Director of Superior. Mr. Helppie has more than 29 years of experience in the healthcare and information systems industries. He currently serves as a director of Neoforma, Inc. and Med-i-Bank Inc.

     Richard P. Saslow (age 57) has served as a Director since August 1996. Mr. Saslow practiced business law and commercial litigation with the firm of Butzel Long, PC from January 1991 to January 1997. Prior to that period, Mr. Saslow practiced law with the firm of Butzel, Keidan, Simon, Meyers & Graham from 1974 to 1990. Mr. Saslow joined Superior in January 1997 and has served since that time as Vice President and General Counsel.

DIRECTORS WHOSE TERMS CONTINUE UNTIL 2006:

     Charles O. Bracken (age 54) has served as a Director since January 1999 and has served as our Executive Vice President since joining Superior in March 1987. Mr. Bracken has more than 30 years of experience in the healthcare and information systems industries. Prior to joining Superior, Mr. Bracken spent three years as Vice President of Marketing of a healthcare information software firm, preceded by 14 years of related experience in healthcare information systems management, including positions as Chief Information Officer for single and multi-hospital corporations.

     Douglas S. Peters (age 60) has served as a Director since August 1996. Mr. Peters served as the President and Chief Executive Officer of Jefferson Health System from its formation in 1995 until 2002. Previous to that, Mr. Peters served in the same capacity for Main Line Health, Inc. Mr. Peters was a Senior Vice President with Blue Cross Blue Shield of Illinois and prior to that was the President of Henry Ford Health System. Mr. Peters has 36 years of healthcare industry experience. Mr. Peters is also a director of the Philadelphia Contributionship, and he is a Fellow of the American College of Healthcare Executives and a lifetime member of the Katahdin Medical & Philosophical Society of Philadelphia.

     Satish K. Tyagi (age 47) has served as a Director since April 2001. Mr. Tyagi has been a Principal Partner with Delta Capital & Research (“DC&R”) since he founded DC&R in 2000. He is also engaged with Schroder Ventures Life Sciences as Venture Partner. From 1997 until 2000, Mr. Tyagi was Managing Director, Institutional Research at SG Cowen Securities Corp. Prior to that he was Managing Director, Equity Research at Jefferies Group, Inc. Mr. Tyagi has over 19 years of experience in the healthcare industry, including six years in healthcare management consulting.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

Responsibilities and Composition of the Committee

     The Compensation Committee of our Board of Directors (the “Committee”) is responsible for (i) establishing compensation programs for our executive officers designed to attract, motivate and retain key executives responsible for our success; (ii) administering and maintaining such programs in a manner that will benefit our long-term interests and our stockholders; and (iii) determining the compensation of our Chief Executive Officer. The Committee is comprised of three directors, Douglas S. Peters, John L. Silverman and Ronald V. Aprahamian. None of these directors has ever served as an employee of the Company.

     This report describes the philosophy that underlies the cash and equity-based components of our executive compensation program. It also describes the details of each element of the program, as well as the rationale for compensation paid to our Chief Executive Officer and our executive officers in general.

Compensation Philosophy and Objectives

     The Committee believes that our executive officer compensation should be determined according to a competitive framework and based on overall financial results, individual contributions and teamwork that help build value for our stockholders. Within this overall philosophy, the Committee bases the compensation program on the following principles:

     Compensation of Executive Officers Generally

     Our executive compensation program is designed to link executive pay to our performance and to provide an incentive to executives to manage us with a principal view of enhancing stockholder value.

     Generally, our executive compensation program makes a significant portion of each executive’s cash compensation contingent upon growth and improvement in our results of operations, with the potential to earn exceptional rewards for exceptional performance. More specifically, the program is designed to provide compensation for meeting and exceeding internal goals and to provide incentives to increase the market value of our Common Stock. The program is also designed to attract and retain talented executives who are essential to our long-term success within a highly competitive industry that demands unique talents, skills and capabilities.

     Compensation criteria are evaluated annually to ensure they are appropriate and consistent with the business objectives that are important in meeting our earnings per share, operating profits and revenue goals and in enhancing stockholder value. Our executive compensation policies and programs are intended to: (i) provide rewards contingent upon Company and individual performance; (ii) link executive compensation to sustainable increases in and the preservation of stockholder value; (iii) promote teamwork among executives and our other employees; (iv) retain a strong management team; and (v) encourage personal and professional development and growth.

     Base Salary. The Committee reviews the compensation of each of our executive officers not less than annually. The Committee’s review takes into consideration both our performance with respect to earnings per share, operating profits and revenue, and also the duties and performance of each executive. In making salary recommendations or decisions, the Committee exercises its discretion and judgment based on the foregoing criteria, without applying a specific formula to determine the weight of each factor considered. The Committee also considers equity and fairness when comparing base salaries of executives.

     Incentive Bonuses. In 2003, Mr. Helppie and Mr. Bracken were covered under a discretionary bonus plan, under which they had bonus opportunities of up to $210,000. The bonus paid to each of Mr. Helppie and Mr. Bracken under this bonus plan, if any, is discretionary up to the dollar levels in their respective bonus plans and may be based on various factors, such as financial performance criteria. We did not pay any bonus to Mr. Helppie and Mr. Bracken under this bonus plan in 2003.

     In 2003, Mr. Bracken was eligible for a special bonus of up to $20,000 for meeting specific sales objectives. Mr. Bracken received $10,000 of this special bonus.

     Each of our Named Executive Officers was covered under a management incentive bonus plan in 2003. Named Executive Officers had annual and other periodic bonus opportunities under this management incentive plan in amounts up to forty five percent (45%) of their base salary. The amounts paid under the management incentive plan is not discretionary and is based on a formula tied to specific financial performance metrics. In 2003, we paid an aggregate of $24,711 under the management incentive plan to our Named Executive Officers.

     Executive Compensation in 2003. The aggregate compensation opportunity, including both salary and bonus, of the Named Executive Officers as a group in 2003 was $2,188,850. However, the Named Executive Officers received actual compensation in 2003 of only $1,157,057 due to our financial performance. The Named Executive Officers voluntarily forfeited a portion of their salaries and did not receive their full potential bonuses in 2003.

Stock-Based Incentives

     The Committee believes that the granting of stock options and other forms of equity compensation is an important method of rewarding and motivating management by aligning management’s interests with those of our stockholders on a long-term basis. In addition, the Committee recognizes that we conduct our business in an increasingly competitive industry and that, in order for us to remain highly competitive and at the same time pursue a high-growth strategy, we must employ the best and most talented executives and managers who possess demonstrated skills and experience. We believe that stock options and other forms of equity compensation have given and continue to give us a significant advantage in attracting and retaining such employees. The Committee believes the Incentive Plan is an important feature of our executive compensation package. Under the Incentive Plan, the Committee may grant options and other forms of equity compensation to executive officers who are expected to contribute materially to our future success. In determining the size of stock option and other equity grants, the Committee focuses primarily on our performance and the perceived role of each executive in accomplishing such performance objectives, as well as the satisfaction of individual performance objectives. The Committee also considers the number of options held, if any, by each executive when making option grants to executive officers. The Named Executive Officers received option grants on May 29, 2003.

     The Committee intends to continue using stock options and other forms of equity compensation as the primary long-term incentive for our executive officers, as they generally provide rewards to executives only to the extent our stock price increases after the options or other equity awards are granted. The Committee feels that stock options and other equity awards granted under the Incentive Plan are an appropriate means to provide executives with incentives that closely align their interests with those of stockholders and thereby encourage them to promote our ongoing success.

     In February 1999, the Board authorized the creation of the Nonstatutory Stock Option Plan (the “Nonstatutory Plan”) and reserved 1,000,000 shares of Common Stock for issuance under the Nonstatutory Plan. Under the Nonstatutory Plan, we may grant stock options in connection with our acquisitions and other special circumstances. The Nonstatutory Plan has substantially the same form, terms and substance as our Incentive Plan, except that grants issued under the Nonstatutory Plan will not qualify as “incentive stock options” for tax purposes, and our directors and executive officers are not eligible to receive grants under the Nonstatutory Plan.

Policy on Deductibility of Compensation

     It is the responsibility of the Committee to comply with the provisions of Section 162(m) of the Internal Revenue Code which, except in the case of “performance-based compensation” and certain other types of compensation, limit to $1,000,000 the amount of our federal income tax deduction for compensation paid to each of the Chief Executive Officer and the other four most highly paid executive officers. The Committee believes that our current compensation arrangements, which are primarily based on performance, are appropriate and in our best interests and the best interests of our stockholders, without regard to tax considerations. Thus, if the tax laws or their interpretation change or other circumstances occur which might make some portion of the executive compensation non-deductible for federal tax purposes, the Committee would not anticipate making significant changes in the basic philosophy and practices reflected in our executive compensation program.

Chief Executive Officer Compensation

     The Chief Executive Officer’s salary, bonus and long-term awards follow the policies set forth above, and are based on both our performance and the satisfaction of individual performance objectives. For the 2003 fiscal year, Mr. Helppie was paid approximately $306,000, and Mr. Helppie received an option to purchase 50,000 shares of Common Stock on May 29, 2003 in connection with his annual compensation review. Mr. Helppie received a bonus of $6,865 in 2003 under our non-discretionary management incentive plan.

     The foregoing report has been approved by all of the members of the Committee.

THE COMPENSATION COMMITTEE

John L. Silverman, Chairperson
Ronald V. Aprahamian
Douglas S. Peters

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Ronald V. Aprahamian served as a member of our Compensation Committee in 2003. In October 2000, we issued 200,000 shares of common stock to Mr. Aprahamian, for which he paid in part by issuing a promissory note to Superior in the amount of $305,540. Effective July 25, 2002, the promissory note was amended to reduce the interest rate from 9.5% per annum to a per annum rate equal to the prime rate plus 1%. The effective interest rate at December 31, 2002 was 5.25%. The note was also amended to extend the payment due date of all unpaid accrued interest and principal to December 31, 2003. The full principal and accrued interest amount was repaid on December 31, 2003. In May 2001, in connection with the purchase of common stock from a former executive of ours, Mr. Aprahamian assumed an existing term promissory note payable to Superior bearing interest at 7.71% per annum that provides for equal annual payments of principal and interest of $25,000, payable on December 31 of each year, with the entire unpaid principal balance due on December 31, 2015. The largest amount of indebtedness outstanding under such note during fiscal 2003 was approximately $201,000 as of December 30, 2003.

STOCKHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on our Common Stock against the NASDAQ Market Index and our selected peer group of providers of consulting and/or information services (the “Peer Group”). The graph assumes that $100 was invested on December 31, 1998, in our Common Stock, at a price of $43.50 per share, the NASDAQ Market Index and the Peer Group, and that all dividends were reinvested.*

Performance Graph For Superior Consultant Holdings Corporation
Prepared by CoreData, LLC
Produced on April 14, 2004 including data to December 31, 2003

(PERFORMANCE GRAPH)

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Superior Consultant Holdings Corporation	100.00	32.76	6.32	19.31	6.07	9.40
NASDAQ Market Index	100.00	176.37	110.86	88.37	61.64	92.68
Old Peer Group Index	100.00	132.30	78.36	98.20	29.39	40.22
New Peer Group Index	100.00	124.36	83.85	101.27	42.53	53.77

Notes:

(1)	The Old Peer Group and New Peer Group returns are weighted by market capitalization.

(2)	The Old Peer Group is comprised of the common stock of the following companies: Computer Task Group Inc.; Compuware Corp.; DAOU Systems, Inc.; Electronic Data Systems; First Consulting Group, Inc.; Perot Systems Corp.; and Sapient Corporation.

(3)	We have selected a new group of peer issuers because we believe the peer issuers that we have added to the peer group offer services and have business operations that are more similar to our services and operations than the issuers that we have eliminated from the peer group, and therefore the New Peer Group offers a better basis for comparison than the Old Peer Group. The New Peer Group is comprised of the common stock of the following companies: Affiliated Computer Services, Inc.; Computer Sciences Corporation; Compuware Corp.; DAOU Systems, Inc.; Electronic Data Systems; First Consulting Group, Inc.; and Perot Systems Corp.

*	Pursuant to Item 402(a)(9) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”), neither the “Compensation Committee Report on Executive Compensation” nor the material under the caption “Stockholder Return Performance Graph” shall be deemed to be filed with the SEC for purposes of the Securities Exchange Act, as amended, nor shall such report or such material be deemed to be incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act of 1933, as amended.

EQUITY COMPENSATION PLAN INFORMATION

     The following table contains information, as of December 31, 2003, about our Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans.

	(a)	(b)	(c)
			Number of securities remaining
	Number of securities to be issued	Weighted-average exercise price	available for future issuance under
	upon exercise of outstanding	of outstanding options,	equity compensation plan (excluding
Plan Category	options, warrants and rights	warrants and rights	securities reflected in column (a))
Equity compensation plans approved by security holders (1)	3,126,156	$9.73	873,844
Equity compensation plans not approved by security holders (2)	328,045	$12.94	671,955

(1)	Consists of shares obtainable under the Company’s Long-Term Incentive Plan.

(2)	Consists of shares obtainable under the Company’s Nonstatutory Stock Option Plan

Nonstatutory Stock Option Plan

     In February of 1999, the Company adopted the Superior Consultant Holdings Corporation Nonstatutory Stock Option Plan (the “Option Plan”). The Option Plan was subsequently amended in November of 2000. Under the Option Plan, a total of 1,000,000 shares of common stock have been made available for issuance of nonstatutory options. The Option Plan will, unless earlier terminated by the Board, expire on February 24, 2009.

     Options may be granted to employees (other than officers and directors of the Company), consultants and independent contractors of the Company. The Option Plan is administered by the Compensation Committee of our Board. At the time an option is awarded, the Committee shall specify the date or dates upon which the option, or portions of the option, becomes exercisable. The stated term of each option is determined by the Committee at the time an option is granted, provided, however, that the term of the option shall expire earlier upon a termination of the optionee’s employment with or engagement by the Company. A participant who ceases to be an employee or other service provider of the Company for any reason other than death, disability or termination for “cause” will generally be permitted to exercise any option, to the extent it was exercisable on the date of such cessation, but only within three months of such cessation. A participant who is terminated for “cause,” as defined in the Option Plan, shall immediately lose all rights to exercise any options. In the case of either death or disability, the option must be exercised within twelve (12) months after the date of death or onset of disability, and prior to the original expiration date of the option.

MANAGEMENT COMPENSATION

General

     The following table sets forth all compensation awarded or earned during the last three fiscal years by the Chief Executive Officer, and the three other executive officers who were serving at the end of our last completed fiscal year (the “Named Executive Officers”):

Summary Compensation Table

					Long Term
	Annual Compensation				Compensation
					Securities
	Fiscal			Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary(1)	Bonus	Compensation	Options(#)	Compensation
Richard D. Helppie, Jr.	2003	$306,093	$6,865	$0	50,000	$1,109
Chief Executive Officer	2002	327,615	0	0	43,214	1,136
	2001	337,012	0	0	0	1,178
Charles O. Bracken	2003	$304,526	$16,519	$0	50,000	$1,083
Executive Vice President	2002	312,746	0	0	20,000	1,110
	2001	320,008	0	0	50,000	1,149
George S. Huntzinger	2003	$309,245	$6,845	$0	50,000	$1,043
President and Chief	2002	291,771	0	0	20,000	1,070
Operating Officer	2001	286,000	0	0	200,000	1,106
Richard R. Sorensen	2003	$202,482	$4,482	$0	50,000	$951
Chief Financial Officer	2002	215,008	0	0	20,000	978
	2001	219,231	0	0	50,000	1,005

(1)	The aggregate compensation opportunity, including both salary and bonus, of the Named Executive Officers as a group in 2003 was $2,188,850. However, the Named Executive Officers received actual compensation in 2003 of only $1,157,057 due to our financial performance. The Named Executive Officers voluntarily forfeited a portion of their salaries and did not receive their full potential bonus in 2003.

Executive Option Grants

     The following table contains information concerning the stock option grants made to each of the Named Executive Officers in 2003.

Option Grants in Fiscal 2003

	Individual Grants
		Percent of					Potential Realizable Value
	Number of	Total			Stock Price		at Assumed Annual Rates
	Securities	Options	Exercise		Compounded		of Stock Price Appreciation
	Underlying	Granted to	Price		Annually		For Option Term(1)
	Options	Employees in	Per	Expiration
Name	Granted	Fiscal 2003	Share(2)	Date	5%	10%	5%	10%
Richard D. Helppie, Jr.	50,000	3.4%	$2.83	5/29/2013	$4.61	7.34	$89,000	$225,500
Charles O. Bracken	50,000	3.4%	2.83	5/29/2013	4.61	7.34	89,000	225,500
George S. Huntzinger	50,000	3.4%	2.83	5/29/2013	4.61	7.34	89,000	225,500
Richard R. Sorensen	50,000	3.4%	2.83	5/29/2013	4.61	7.34	89,000	225,500

(1)	In accordance with SEC rules, these columns show gains that might be realized upon exercise of the options immediately prior to their expiration, assuming Common Stock appreciated at the compounded rates over the term of the option. This valuation is hypothetical; if the stock price does not increase above the exercise price, compensation to the Named Executive Officers will be zero.

(2)	The options granted to Messrs. Helppie, Bracken, Huntzinger and Sorensen become exercisable on May 29, 2005.

Option Exercises and Holdings

     The following table sets forth information concerning stock options exercised by the Named Executive Officers during 2003, as well as the value of unexercised options held by such persons on December 31, 2003. The values for in-the-money options (which represent the positive spread between the exercise price of any existing stock options and $4.09 per share, the closing price of the Common Stock as reported by the NASDAQ National Market on December 31, 2003) also are included.

Aggregate Option Exercises in Fiscal 2003
and Fiscal Year-End Option Values

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares		Options at		In-the-Money Options at
	Acquired		December 31, 2003		December 31, 2003(2)
	Upon	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Richard D. Helppie, Jr.	0	$0	62,589	75,625	$9,508	$50,000
Charles O. Bracken	0	0	175,000	70,000	50,000	100,000
George S. Huntzinger	0	0	210,000	70,000	209,000	100,000
Richard R. Sorensen	0	0	80,800	80,200	50,000	100,000

(1)	Calculated as the difference between the fair market value of our Common Stock at the time of the option exercise and the exercise price.

(2)	Based on fair market value of $4.09 as of December 31, 2003 (the last trading day before the end of the last fiscal year), the closing sale price of our Common Stock on that date as reported by the Nasdaq Stock Market.

Employment Agreements and Change of Control Arrangements

     Richard D. Helppie, Jr.’s compensation agreement provided for an annual salary of up to $337,000 in 2003 and his bonus plans provided for an annual bonus in 2003 of an amount not more than $351,650. Mr. Helppie’s compensation shall be subject to review by the Compensation Committee of the Board.

     Charles O. Bracken’s employment agreement provided for his employment as Executive Vice President at an annual base salary of up to $320,000 in 2003 and his bonus plans and special bonus opportunity provided for an annual bonus of up to $374,000. Under the employment agreement, Mr. Bracken is subject to noncompetition, nonsolicitation and nondisclosure covenants.

     The employment or compensation agreements with each of Mr. Helppie and Mr. Bracken provide salary continuation benefits in the event that the executive officer’s employment is terminated by us for any reason other than for cause, which means gross misconduct, embezzlement or attempted embezzlement of money or property of ours or a subsidiary or an affiliate, the executive officer’s perpetration or attempted perpetration of fraud on us or a subsidiary or an affiliate, or the executive officer’s participation in a fraud or attempted fraud on us. Upon termination for any reason other than for cause, the officer shall receive his base salary for a period of two years in the case of Mr. Helppie and one year in the case of Mr. Bracken from the date of termination and his bonus, if any, earned up through and including the date of termination. In addition, any stock options granted up to the date of termination vest immediately upon termination, but no new stock options will be granted after the date of termination.

     The employment or compensation agreements with each of Mr. Helppie and Mr. Bracken also provide salary continuation benefits in the event that the executive officer’s employment is terminated due to a Change in Control of the Company. Upon such termination, the executive officer will receive a lump sum payment in an amount equal to three times the full annual base salary in effect for the year of termination plus three times the full year’s bonus opportunity in effect for the year of termination. In addition, stock options granted up to the date of termination vest immediately upon termination; however, no new stock options will be granted after the date of termination.

     George S. Huntzinger’s employment agreement provided for his employment as President and Chief Operating Officer at an annual base salary of up to $336,000 in 2003 and a bonus opportunity of up to $151,200 in 2003. Under the employment agreement, Mr. Huntzinger is subject to noncompetition, nonsolicitation and nondisclosure covenants.

     The employment agreement with Mr. Huntzinger provides salary continuation benefits in the event that his employment is terminated by us for any reason other than for cause, which means the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to us or any of our subsidiaries or any of our respective customers or suppliers, conduct causing us or any of our subsidiaries substantial public disgrace or disrepute, substantial and repeated failure continuing after written notice thereof to perform duties of the office held by Mr. Huntzinger as reasonably directed by the Chief Executive Officer, gross negligence or willful misconduct with respect to us or any of our subsidiaries, or any material breach of the noncompetition, nonsolicitation and nondisclosure covenants of the employment agreement. Upon termination for any reason other than for cause, Mr. Huntzinger shall receive his base salary as if he were employed for a period of six months from the date of termination. Mr. Huntzinger’s rights under our other benefit plans and programs shall be determined in accordance with the terms of such plans and programs as in effect on the date of termination.

     Richard R. Sorensen’s employment agreement provided for an annual base salary of up to $220,000 in 2003 and a bonus opportunity of up to $99,000 in 2003. Under the employment agreement, Mr. Sorensen is subject to noncompetition, nonsolicitation and nondisclosure covenants. In the event of Mr. Sorensen’s employment termination due to a Change in Control of the Company, Mr. Sorensen will receive salary continuation benefits in a lump sump payment in an amount equal to three times his full annual base salary in effect for the year of termination.

OTHER MATTERS TO COME BEFORE THE MEETING

     If any matter not described herein should properly come before the meeting, the persons named in the proxy card will vote the shares in accordance with their best judgment. At the time this Proxy Statement went to press, we knew of no other matters which might be presented for stockholder action at the Annual Meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In April 1995, we loaned Mr. Bracken $500,000, evidenced by a term promissory note bearing interest at 7.71% per annum. The note provides for equal annual payments of principal and interest of $50,000, payable on December 31 of each year beginning December 31, 1995 with the entire unpaid principal balance due on December 31, 2015. At our option, the entire outstanding indebtedness under the note may be accelerated in the event that Mr. Bracken’s employment with us is terminated. The largest amount of indebtedness outstanding under such note during fiscal 2003 was approximately $504,000 as of December 30, 2003.

     In May 2001, in connection with the purchase of common stock from a former executive of ours, Mr. Aprahamian assumed an existing term promissory note payable to Superior in the principal amount of $203,907. This note bears interest at 7.71% per annum and provides for equal annual payments of principal and interest of $25,000, payable on December 31, of each year, with the entire unpaid principal balance due on December 31, 2015. All amounts due under this note will become immediately payable in the event that (a) Mr. Aprahamian resigns as a director, (b) Mr. Aprahamian elects not to stand for reelection as a director or (c) there is a Change in Control of the Company, as defined in a certain Shareholder Agreement entered into by Mr. Aprahamian and Superior. The largest amount of indebtedness outstanding under such note during fiscal 2003 was approximately $201,000 as of December 30, 2003.

     During 2000, we sold 200,000 shares of our common stock for fair market value to each of Mr. Aprahamian and Mr. Huntzinger, in exchange for cash and promissory notes totaling $611,080. The original notes bore interest at 9.5% per annum and required payment of all accrued interest and principal in October 2002. Effective July 25, 2002, the promissory notes were amended to reduce the interest rate of the notes to a per annum rate equal to the prime rate plus 1% and extend the payment due date of all unpaid accrued interest and principal to December 31, 2003. The full principal and accrued interest amount of Mr. Aprahamian’s note was repaid on December 31, 2003. During January 2004, Mr. Huntzinger’s note was repaid in full including accrued interest.

     We lease an office facility from an entity partially owned by two stockholders. Net rent expense for this lease was approximately $450,000, $411,000 and $397,000 for the years ended December 31, 2001, 2002 and 2003, respectively. The rent expense was offset by sublease income of approximately $107,000, $190,000 and $220,000 for the years ended December 31, 2001, 2002 and 2003, respectively.

     Previously, we chartered aircraft from Clearwater Aviation, Inc., of which Mr. Helppie was the sole stockholder. Payments under this arrangement with Clearwater Aviation, Inc. totaled approximately $71,000 in 2001. In 2002 and 2003, we chartered aircraft from RDH II, LLC, of which Mr. Helppie is the sole member. Payments under this arrangement with RDH II, LLC totaled approximately $20,000 in 2002 and $54,000 in 2003. These arrangements were approved by a majority of all of the independent and disinterested members of the Board of Directors.

     Mr. Saslow, a Director, was a shareholder in the law firm of Butzel Long, PC, Detroit, Michigan. Butzel Long and Mr. Saslow’s prior firm Butzel, Keidan, Simon, Myers & Graham, have been our outside general counsel since 1985. Mr. Saslow joined us as a Vice President and General Counsel in January 1997.

     During the year ended December 31, 2001, we recognized revenue of approximately $1,587,000 from entities in which we had an equity interest. During the years ended December 31, 2002 and 2003, we no longer held equity interests in any entities.

STOCK OWNERSHIP OF DIRECTORS,
EXECUTIVE OFFICERS AND PRINCIPAL HOLDERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of April 27, 2004 by: (i) each person known by us to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each of our directors; (iii) each of the Named Executive Officers; and (iv) all directors and Named Executive Officers as a group. Each officer and director named below has an address in care of our principal executive offices. Except as provided in the footnotes below, we believe that each person named below has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such holder, subject to community property laws where applicable.

	Shares Beneficially Owned(1)
Name of Beneficial Owner	Number	Percent
Richard D. Helppie, Jr.(2)(3)	3,662,347	35.3
Heartland Advisors, Inc.(7)	1,026,200	9.9
Wentworth, Hauser & Violich, Inc.(4)	946,500	9.1
Ronald V. Aprahamian(3)(5)	888,148	8.6
Camden Partners(6)	807,000	7.2
Charles O. Bracken(3)	535,148	5.2
George S. Huntzinger(3)	468,094	4.5
Richard P. Saslow(3)	130,521	1.3
Richard R. Sorensen(3)	122,544	1.2
John L. Silverman(3)	79,519	*
Douglas S. Peters(3)	70,097	*
Reginald M. Ballantyne III(3)	67,000	*
Satish K. Tyagi(3)	50,637	*
All Directors and Executive Officers as a group	6,074,055	58.6

*	less than 1%

(1)	Applicable percentage of ownership as of April 27, 2004 is based upon 10,368,849 shares of Common Stock, which represents all shares outstanding, excluding treasury shares, and is determined by assuming the exercise of options that are held by person (but not those held by any other person) which are exercisable within 60 days of the date hereof. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to the shares shown as beneficially owned.

(2)	3,576,008 shares are held by The Richard D. Helppie, Jr. Trust, of which Mr. Helppie is the sole trustee.

(3)	Includes shares issuable upon exercise of options currently exercisable or exercisable within 60 days from the date hereof as follows: Mr. Helppie 86,339 shares; Mr. Aprahamian 44,000 shares; Mr. Bracken 195,000 shares; Mr. Huntzinger 230,000 shares; Mr. Saslow 122,500 shares; Mr. Sorensen 122,544 shares; Mr. Silverman 64,000 shares; Mr. Peters 67,000 shares; Mr. Ballantyne 67,000 shares; and Mr. Tyagi 34,000 shares.

(4)	According to the Amendment No. 3 to Report on SEC’s Schedule 13G, as of December 31, 2003, Wentworth, Hauser & Voilich, Inc. may be deemed to share voting and dispositive power of 946,500 shares of Common Stock with certain persons to whom Wentworth serves as an investment adviser.

(5)	Includes 3,000 shares held for the benefit of Polly Aprahamian, Mr. Aprahamian’s mother, over which Mr. Aprahamian exercises voting and dispositive power.

(6)	We have issued to Camden Partners Strategic Fund II-A (“Camden A”) and Camden Partners Strategic Fund II-B (“Camden B”) warrants to purchase an aggregate of 807,000 shares of our Common Stock pursuant to a Securities Purchase Agreement dated as of June 9, 2003. Camden A and Camden B may be deemed to share voting and dispositive power of all 807,000 shares of Common Stock.

(7)	According to the Amendment No. 1 to Report on SEC’s Schedule 13G, as of December 31, 2003, Heartland Advisors, Inc. (“Heartland”) may be deemed to have dispositive power over 1,026,200 shares of our Common Stock by virtue of its investment discretion and in some cases voting power over client securities, which may be revoked; and William J. Nasgovitz may be deemed to have voting power over 1,022,900 shares of our Common Stock as a result of his position with and stock ownership of Heartland and his position as an officer and director of Heartland Group, Inc. which could be deemed to confer upon him voting and/or investment power over the shares Heartland beneficially owns.

SECTION 16(a) BENEFICIAL OWNER REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires our directors and executive officers, and any persons who own more than ten percent (10%) of our Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2003, all such Section 16(a) filing requirements were complied with, except for a Form 4 that was required to be filed on April 30, 2003 by Mr. Tyagi and was filed on June 5, 2003; Form 4s that were required to be filed on June 2, 2003 by each of Messrs. Sorensen, Saslow, Huntzinger and Helppie and were filed on June 19, 2003; a Form 4 that was required to be filed on October 3, 2003 by Mr. Ballantyne and was filed on November 4, 2003; and Form 4s that were required to be filed on October 3, 2003 by each of Messrs. Peters and Silverman and were filed on October 23, 2003.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

     Stockholders may communicate with the Board, any committee of the Board or any specific director by sending a written communication clearly indicating the intended recipient to: Secretary, Superior Consultant Holdings Corporation, 17570 West Twelve Mile Road, Southfield, Michigan 48076. The Board has directed our Secretary to review all written communications from stockholders and forward to the appropriate directors written communications that are, in the Secretary’s discretion, appropriate for the consideration of the directors.

STOCKHOLDER PROPOSALS FOR THE 2005 PROXY STATEMENT

     Any stockholder satisfying the SEC requirements and wishing to submit a proposal to be included in the Proxy Statement for the 2005 Annual Meeting of Stockholders should submit the proposal in writing to: Secretary, Superior Consultant Holdings Corporation, 17570 West Twelve Mile Road, Southfield, Michigan 48076. We must receive a proposal by February 10, 2005 in order to consider it for inclusion in the Proxy Statement for the 2005 Annual Meeting of Stockholders.

     For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) we receive notice of the proposal before the close of business on 45 days prior to first anniversary of date of the proxy statement, and advise stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) we do not receive notice of the proposal prior to the close of business on 45 days prior to first anniversary of date of the proxy statement.

PROCEDURE FOR RECOMMENDATION AND NOMINATION OF DIRECTORS

     Any stockholder may recommend persons as potential nominees for director by submitting the names of such persons in writing to the Nominating Committee, c/o the Secretary of Superior at the following address: Superior Consultant Holdings Corporation, 17570 West Twelve Mile Road, Southfield, Michigan 48076. Recommendations should be accompanied by documentation supporting that the writer is a beneficial owner of our shares with at least $2,000 in market value, indicating the number of shares held by the stockholder and a statement of qualifications of the proposed director nominee and confirmation of the person’s willingness to serve. A nominee who is recommended by a stockholder following these procedures will receive the same consideration as other comparably qualified nominees. The Nominating Committee will review all nominees properly proposed by stockholders and may request additional information regarding a proposed director nominee from the stockholder making the recommendation or the proposed director nominee.

     Any stockholder entitled to vote for the election of directors at an Annual Meeting and who is a stockholder of record on the record date for that Annual Meeting, on the date the stockholder provides timely notice to us, and on the date of the Annual Meeting, may directly nominate persons for director by providing proper timely written notice to the Secretary of Superior as provided above in the section regarding “Stockholder Proposals for the 2005 Proxy Statement.”

CORPORATE GOVERNANCE MATERIALS

     Our corporate governance materials, including the charters of our audit, nomination and compensation committees and our code of ethics for senior financial officers and the chief executive officer, are available on our website (www.superiorconsultant.com). We will disclose any waivers of our code of ethics for senior financial officers and the chief executive officer on our website in lieu of filing a Form 8-K with the Securities and Exchange Commission.

VOTING PROCEDURES

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect on the outcome.

INDEPENDENT PUBLIC ACCOUNTANTS

     Grant Thornton LLP, our independent public accountants, has audited our financial statements for the fiscal year ended December 31, 2003. We expect representatives of Grant Thornton LLP to be present at the Meeting and to be available to respond to appropriate questions from stockholders. The Grant Thornton LLP representatives will be given an opportunity to make a statement if they desire.

OTHER INFORMATION

     A copy of the Annual Report on Form 10-K as filed with the SEC for the year ended December 31, 2003 (excluding exhibits) will be furnished, without charge, by writing to Susan Synor, Investor Relations, Superior Consultant Holdings Corporation, 17570 West Twelve Mile Road, Southfield, Michigan 48076.

SOLICITATION OF PROXIES

     All expenses incident to the solicitation of proxies by Superior will be paid by us. Solicitation may be made personally, or by telephone, telegraph or mail, by one or more of our employees, without additional compensation. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in forwarding copies of solicitation material to beneficial owners of Common Stock held of record by such persons.

     The above Notice of Annual Meeting and Proxy Statement are sent by order of the Board of Directors.

SUSAN M. SYNOR

Secretary

Southfield, Michigan
June 10, 2004

Exhibit A

Superior Consultant Holdings Corporation
Charge of Audit Committee

The Board of Directors of Superior Consultant Holdings Corporation hereby constitutes and establishes an Audit Committee with authority, responsibility, and specific duties as follows:

     Composition. The Committee shall be composed of three Directors as appointed by the Chairman of the Board of Directors from time to time. Each member of the Audit Committee shall satisfy the independence, experience and financial expertise requirements of The NASDAQ Stock Market, Inc. (“Nasdaq”) and Section 10A of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder. Without limiting the generality of the foregoing, each committed member must (i) be independent as defined under Nasdaq Rule 4200(a)(15) and Rule 10A-3(b)(1) under the Securities Act of 1933, as amended (“Independence Criteria”); (ii) not have participated in the preparation of the financial statements of the Corporation or any current subsidiary at any time during the past three years; and (iii) be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. Additionally, at least one member of the Committee at all times will have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Director’s fees are the only compensation that an Audit Committee member may receive from the Corporation.

One of the members shall be appointed Committee Chairman by the Chairman of the Board of Directors.

     Authority. The Audit Committee is granted the authority to investigate any financial activity of the Company and subsidiaries and all employees are directed to cooperate as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain and determine funding for special legal, accounting or other consultants to advise the committee and carry out its duties, and to conduct or authorize investigations into any matters within its scope of responsibilities.

     Responsibility. The Audit Committee is to serve as a focal point for communication among Non-Committee Directors, the Corporation’s outside accountants and auditors (“Independent Accountants”), and the management of the Company as their duties relate to financial accounting, reporting and controls. The Audit Committee shall:

•	be directly responsible for the appointment, compensation and oversight over the work of the Corporation’s public accountants;

•	oversee the accounting and financial reporting processes of the Corporation and the audit of the financial statements of the Corporation; and

•	prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

Superior Consultant Holdings Corporation
Charge of Audit Committee

•	have the sole authority to appoint or replace the public accountants (subject, if applicable, to shareholder ratification). The Audit Committee shall have the sole authority to determine the funding for the public accountants. The Audit Committee shall approve all audit engagement fees and terms and all non-audit engagements with the public accountants. The Audit Committee shall consult with management but shall not delegate these responsibilities, except that pre-approvals of non-audit services may be delegated to a single member of the Audit Committee.

•	be directly responsible for the oversight of the work of the public accounting firm (including resolution of disagreements between management and the public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the public accounting firm shall report directly to the Audit Committee.

•	have authority to approve all transactions between the Corporation and any officer or director or person or company affiliated with any officer or director, unless the Board of Directors designates another committee or body of directors who meet the Independence Criteria to approve any such transaction.

The opportunity for the Independent Accountants to meet with the entire Board of Directors as needed is not to be restricted.

Meetings. The Audit Committee is to meet at least three times per year, and as many times as the Committee deems necessary. Meetings may be held by telephone conference if the Committee so elects.

Attendance. As necessary or desirable, the Chairman of the Committee may request that members of management, the Chief Financial Officer, Controller and representatives of the Independent Accountants be present at meetings of the Committee.

Minutes. Minutes of each meeting are to be prepared and sent to Committee members and the Directors of the Company who are not members of the Committee.

Specific Duties. The Committee shall:

1.	Inform the Independent Accountants and management that the Independent Accountants and the Committee may communicate with each other at all times; and the Committee Chairman may call a meeting whenever he deems it necessary.

2.	Review with the Company’s management and the Independent Accountants, the Company’s policies and procedures to reasonably assure the adequacy of internal accounting and financial reporting controls.

3.	The Committee is to make, or cause to be made, reasonable inquiries of management and of the Independent Accountants concerning established standards of corporate conduct and performance and deviations therefrom. In carrying out its responsibilities, the Audit Committee’s primary liaison with management will be the Chief Financial Officer.

Superior Consultant Holdings Corporation
Charge of Audit Committee

4.	Review prior to the annual audit the scope and general extent of the Independent Accountant’s audit examination, including the Engagement Letter. The auditor’s fees are to be arranged with management and annually summarized for Committee review. The Committee’s review should entail an understanding from the Independent Accountants of the factors considered by the Accountants in determining the audit scope, including:

•	Industry and business risk characteristics of the company

•	External reporting requirements

•	Materiality of the various segments of the Company’s consolidated and non-consolidated activities

•	Quality of internal controls

•	Other areas to be covered during the audit engagement

5.	Review with management the extent of non-audit services planned to be provided by the Independent Accountants, in relation to the objectivity needed in the audit.

6.	Review with management and the Independent Accountants instances, if any, where management has obtained “second opinions” from other accountants.

7.	Review with management and the Independent Accountants, upon completion of their audit, financial results for the year, prior to their release to the public.

8.	Arrange for receipt from the Independent Accountants of their reports on review of the Company’s quarterly financial statements on Form 10-Q. The Independent Accountants should be instructed to communicate with the Committee if there is a probability that any quarterly review report will be other than standard.

9.	Evaluate the cooperation received by the Independent Accountants during their audit examination, including their access to all requested records, data, and information. Also elicit the comments of management regarding the responsiveness of the Independent Accountants to the Company’s needs. Inquire of the Independent Accountants whether there have been any disagreements with management which, if not satisfactorily resolved would have caused them to modify their report on the Company’s financial statements.

10.	Discuss with the Independent Accountants the quality of the Company’s financial and accounting personnel, and any relevant recommendations, which the Independent Accountants may have (including those in their “Letter of Comment and Recommendations”). Topics to be considered during this discussion include improving internal financial controls, the selection of accounting principles, and management reporting systems. Review written responses of management to “Letter of Comments and Recommendations” from the Independent Accountants.

11.	Apprise the Independent Accountants that the Independent Accountants are ultimately accountable to the Board of Directors and the Audit Committee, as representatives of shareholders, and that these shareholder representatives have the ultimate authority to select, evaluate, and, where appropriate, replace the Independent Accountants.

Superior Consultant Holdings Corporation
Charge of Audit Committee

12.	To require the Independent Accountants to deliver to the Audit Committee each year a formal written statement delineating all relationships between the Independent Accountants and the Corporation, consistent with Independence Standards Board Standard 1, and to actively engage in a dialogue with the Independent Accountants with respect to any disclosed relationships or services which may impact the objectivity and independence of the Independent Accountants and take, or recommend that the full board take, appropriate action to ensure the independence of the Independent Accountants.

13.	Discuss with Company management from time to time as deemed necessary the scope and quality of internal accounting and financial reporting controls in affect.

14.	Apprise the Board of Directors of significant developments in the course of performing the above duties.

15.	Recommend to the Board of Directors any appropriate extensions or changes in the duties of the Committee.

16.	Ensure that the lead audit partner of the public accountants and the audit partner responsible for reviewing the audit are rotated at least every five years as required by the Sarbanes-Oxley Act of 2002, and further consider rotation of the public accountant firm itself.

17.	Recommend to the Board policies for the Corporation’s hiring of employees or former employees of the public accountants who were engaged on the Corporation’s account (recognizing that the Sarbanes-Oxley Act of 2002 does not permit the CEO, controller, CFO or chief accounting officer to have participated in the Corporation’s audit as an employee of the public accountants during the preceding one-year period).

18.	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

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☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A  Election of Class II Directors

1. The Board of Directors recommends a vote FOR the listed nominees, for a term expiring at the Annual Meeting of Stockholders in 2007:

	For	Withhold
01 – Reginald M. Ballantyne III	☐	☐

02 – John L. Silverman	☐	☐

B   Issues

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof.

C   Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If as a partnership, please sign in full partnership name by authorized person.

Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box	Date (mm/dd/yyyy)

/ /

1 U P X            H H H            P P P P            003601

        Proxy — Superior Consultant Holdings Corporation

17570 West Twelve Mile Road
Southfield, Michigan 48076

This Proxy is Solicited on Behalf of the Board of Directors.

The stockholder indicated on the reverse side of this proxy card (the “Stockholder”) hereby appoints Richard D. Helppie, Jr. and Richard P. Saslow, and each of them, as Proxies with the power to appoint their substitutes, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this proxy card, all the shares of common stock, par value $0.01 per share, of Superior Consultant Holdings Corporation (the “Company”) held of record by the Stockholder on May 31, 2004, at the Annual Meeting of Stockholders when convened on Tuesday, July 27, 2004, or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the Stockholder. If no selection is made, this proxy will be voted FOR Proposal 1.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT THE COMPANYAT 1-248-386-8300.

(Continued and to be signed on reverse side)